Exhibit 99.1

Gladstone Capital Reports Fiscal Year End Results for September 30, 2003: Net
   Increase in Stockholders' Equity Resulting From Operations Was $1.09 Per
       Diluted Common Share, a 45% Increase From the Previous Year End

    MCLEAN, Va., Dec. 11 /PRNewswire-FirstCall/ -- Gladstone Capital Corp. (Nasdaq: GLAD) (the "Company") announced today that the Net Increase in Stockholders' Equity Resulting from Operations increased 45% from the previous fiscal year ended September 30, 2002 from $7,616,601 million or $0.75 per diluted common share to $11,073,581 million or $1.09 per diluted common share for the fiscal year ended September 30, 2003. Total assets were $214,566,663 million at September 30, 2003 compared to $172,922,039 million at September 2002, an increase of 24%.

    Net Increase in Stockholders' Equity Resulting from Operations for the three months ended September 30, 2003 was $2,628,513 million or $0.26 per diluted common share compared to $2,786,565 million or $0.27 per diluted common share for the three months ended September 30, 2002. This 6% decrease is due to a number of items. First, there was a valuation adjustment to our portfolio by our evaluation service, Standard and Poor's Loan Evaluations Service; second a little over $200,000 was paid to the employees as a year-end bonus and third, several of our loans have paid down or paid off early and were not replaced during the quarter. The number of new loans put on the books for the fiscal year ended September 30, 2003 was lower than we had expected due to the cautious approach we had taken in 2003.

    With $109 million in loans outstanding at the year end, we focus on the New Year and the opportunities we see ahead as the economy begins to show more
loan opportunities.   The recession that lasted for more than three years is
finally over. We believe the year ahead will be very strong. The businesses that are requesting financing from us have much more believable financial projections and we are seeing a greater volume approach us. We forecast 2004 as the "turn around" year that we have been awaiting. Our goal as always is to increase our loan portfolio and our dividends to shareholders.

    The attached financial statements are without footnotes. We have filed a Form 10-K for the fiscal year ended September 30, 2003 with the Securities and Exchange Commission (the "SEC") and that form can be retrieved from the SEC website at www.SEC.gov or from the Company's web site at www.GladstoneCapital.com. A paper copy can be obtained by writing to us at 1616 Anderson Road, McLean, VA 22102.

    For further information contact Skye Breeden at 703-286-0775.

    The company will have a conference call Friday, December 12, 2003 at 10:30 am EST to answer questions. Please call 1-877-679-9055 and use the ID# 347607 and you will be placed on hold until the conference starts. An operator will monitor the call and set a queue for the questions. The conference call will be recorded and available for replay until January 12, 2003 by calling 1-800-615-3210.

    This press release may include statements that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the future performance of the Company. Words such as "believes," "expects," "projects" and "future" or similar expressions are intended to identify forward-looking statements.
These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company's current plans that are believed to be reasonable as of the date of this press release. Factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption "Risk factors" of the Company's Form 10-K for the Fiscal Year Ended September 30, 2002, as filed with the Securities and Exchange Commission on December 11, 2002. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     GLADSTONE CAPITAL CORPORATION

     CONSOLIDATED BALANCE SHEETS
                                              September 30,     September 30,
                                                  2003              2002

    ASSETS
     Investments at fair value (Cost
      9/30/2003: $109,529,893;
      9/30/2002: $79,718,354)                 $109,307,553       $79,718,354
     Cash and cash equivalents                  21,143,972        51,930,529
     Cash and cash equivalents pledged as
      collateral                                80,022,249        39,998,799
     Interest receivable - investments in
      debt securities                            1,041,943           685,274
     Interest receivable - cash and cash
      equivalents                                      955             4,389
     Interest receivable - officers                108,657           109,874
     Due from custodian                          1,207,000
     Prepaid assets                              1,479,815           357,955
     Other assets                                  254,519           116,865

    TOTAL ASSETS                              $214,566,663      $172,922,039

    LIABILITIES AND STOCKHOLDERS' EQUITY

    LIABILITIES
     Accounts payable                              $23,247              $-
     Dividends payable                           3,327,009         2,115,087
     Accrued expenses and deferred
      liabilities                                1,965,025           944,960
     Repurchase agreement                       78,449,000        39,198,719

       Total Liabilities                       $83,764,281       $42,258,766

    STOCKHOLDERS' EQUITY
    Common stock, $0.001 par value,
     50,000,000 shares authorized
     and 10,081,844 and 10,071,844
     shares issued and outstanding,
     respectively                                  $10,082           $10,072
    Capital in excess of par value             140,416,674       140,266,684
    Notes receivable - officers                 (8,985,940)       (8,983,796)
    Net unrealized depreciation on
     investments                                  (222,340)              -
    Undistributed/(overdistributed) net
     investment income                            (416,094)         (629,687)

    Total Stockholders' Equity                $130,802,382      $130,663,273

    TOTAL LIABILITIES AND STOCKHOLDERS'
     EQUITY                                   $214,566,663      $172,922,039



     GLADSTONE CAPITAL CORPORATION

     SCHEDULE OF INVESTMENTS
     AS OF SEPTEMBER 30, 2003
     (UNAUDITED)

     COMPANY(1)      INDUSTRY       INVESTMENT            COST      FAIR VALUE

     America's       Water heater   Senior Term Debt
     Water Heater    rentals and    (2)(4)            $12,000,000  $12,000,000
     Rentals, LLC    servicing



     ARI Holdings,   Manufacturing  Senior Term
     Inc.            auto parts     Debt(2)(3)          3,511,667    3,511,667
                                    Senior Term
                                    Debt(2)             1,500,000    1,500,000

     Coyne           Industrial     Senior Term
     International   services       Debt(2)(3)(4)      15,421,740   15,306,077
     Enterprises
     Corp.

     Finn            Manufacturing  Senior
     Corporation     landscape      Subordinated
                     equipment      Term Debt(4)       10,500,000   10,421,250
                                    Common Stock
                                    Warrants for 2%
                                    Ownership              37,000      431,111

     Fugate &        Imaging        Senior Term
     Associates,     supplies       Debt(4)             3,412,500    3,412,500
     Inc.                           Senior Term
                                    Debt(4)             1,833,333    1,833,333

     Home Care       Medical        Senior Term
     Supply, Inc.    equipment      Debt(2)(4)(5)      18,000,000   18,428,400
                     rental

     Inca Metal      Material       Senior Term
     Products        handling and   Debt(2)(4)          5,775,000    4,995,375
     Corp.           storage
     Kingway         products
     Acquisition,
     Inc.
     Clymer
     Acquisitions,
     Inc.

     Kozy Shack      Food           Senior Term
     Enterprises,    production     Debt(2)(4)            900,000      909,000
     Inc.            and sales

     Marcal Paper    Manufacturing  Senior
     Mills, Inc.     paper          Subordinated
                     products       Term Debt(2)(4)     6,975,000    6,922,687
                                    First
                                    Mortgage
                                    Debt (3)            9,163,653    9,163,653

     Mistras         Nondestructive Senior Term
     Holdings,       testing        Debt(2)            10,000,000   10,000,000
     Inc.            instruments,   Senior Term
                     systems and    Debt(2)             5,000,000    5,000,000
                     services

     Wingstop        Restaurant -   Senior Term
     Restaurants     fast food      Debt(4)             3,500,000    3,482,500
     International,                 Senior Term
     Inc.                           Debt(4)             2,000,000    1,990,000

                                                     $109,529,893 $109,307,553

    (1) We do not "Control," and are not an "Affiliate" of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities and would be an "Affiliate" of a portfolio company if we owned 5% or more of its voting securities.
    (2) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.
    (3) Has some paid in kind (PIK) interest. Refer to Note 2 "Summary of Significant Accounting Policies" of Form 10-K for the fiscal year ended September 30, 2003.
    (4) Fair value was based on valuation prepared and provided by Standard & Poor's Loan Evaluation Services.
    (5)  Includes a success fee with a fair value of $473,400.


     GLADSTONE CAPITAL CORPORATION

     SCHEDULE OF INVESTMENTS
     AS OF SEPTEMBER 30, 2002

     COMPANY (1)     INDUSTRY         INVESTMENT       COST         FAIR VALUE

     ARI Holdings,   Manufacturing    Junior
     Inc.            auto parts       Subordinated
                                      Term Debt(3)    $ 8,250,803  $ 8,250,803

     Coyne           Industrial       Senior Term
     International   services         Debt(2)(3)
     Enterprises
     Corp.                                             16,054,268   16,054,268

     Finn            Manufacturing    Senior
     Corporation     landscape        Subordinated
                     equipment        Term Debt        10,500,000   10,500,000
                                      Common Stock
                                      Warrants for
                                      2% Ownership         37,000       37,000

     Home Care       Medical          Senior Term
     Supply, Inc.    equipment        Debt(2)
                     rental                            18,000,000   18,000,000

     Inca Metal      Material         Senior Term
     Products Corp.  handling and     Debt(2)
                     storage products                   6,000,000    6,000,000

     Kozy Shack      Food production  Senior Term
     Enterprises,    and sales        Debt(2)
     Inc.                                               4,300,000    4,300,000

     Marcal Paper    Manufacturing    Senior
     Mills, Inc.     paper products   Subordinated
                                      Term Debt(2)      7,500,000    7,500,000
                                      First Mortgage
                                      Debt(3)           9,076,283    9,076,283

                                                      $79,718,354  $79,718,354

    (1) We do not "Control," and are not an "Affiliate" of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities and would be an "Affiliate" of a portfolio company if we owned 5% or more of its voting securities.
    (2) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.
    (3) Has some paid in kind (PIK) interest. Refer to Note 2 "Summary of Significant Accounting Policies" of Form 10-K for the fiscal year ended September 30, 2002.


    GLADSTONE CAPITAL CORPORATION

    CONSOLIDATED STATEMENT OF OPERATIONS
                                                Fiscal Year       Fiscal Year
                                                   Ended             Ended
                                               September 30,     September 30,
                                                   2003              2002
    INVESTMENT INCOME
     Interest income - investments             $13,248,415        $6,641,144
     Interest income - cash and cash
      equivalents                                  466,316         1,576,304
     Interest income - notes receivable
      from officers                                437,737           433,391
     Managerial assistance fees                    885,500         1,673,614
     Other income                                  116,906           131,250
       Total Investment Income                 $15,154,874       $10,455,703

    EXPENSES
     Salaries and benefits                      $2,018,004        $1,367,180
     Rent                                          209,864           125,128
     Professional fees                             409,826           549,781
     Directors fees                                 73,647            22,000
     Insurance                                     275,511           206,385
     Stockholder related costs                     143,273           104,167
     Financing fees                                222,038               -
     General and administrative                    506,790           464,461
       Total Expenses                           $3,858,953        $2,839,102

    NET INVESTMENT INCOME                      $11,295,921        $7,616,601

    Net unrealized appreciation on
     investments                                  (222,340)              -

    NET INCREASE IN STOCKHOLDERS' EQUITY
    RESULTING FROM OPERATIONS                  $11,073,581        $7,616,601

    NET INCREASE IN STOCKHOLDERS' EQUITY
     RESULTING FROM OPERATIONS PER
     COMMON SHARE
       Basic                                         $1.10             $0.76
       Diluted                                       $1.09             $0.75

    WEIGHTED AVERAGE SHARES OF COMMON
    STOCK OUTSTANDING
       Basic                                    10,072,677        10,064,900
       Diluted                                  10,188,488        10,166,752


    GLADSTONE CAPITAL CORPORATION

    CONSOLIDATED STATEMENT OF OPERATIONS
    (UNAUDITED)
                                               Three Months      Three Months
                                                   Ended             Ended
                                               September 30,     September 30,
                                                   2003              2002
    INVESTMENT INCOME
     Interest income - investments              $3,360,506        $2,905,683
     Interest income - cash and cash
      equivalents                                   75,739           215,493
     Interest income - notes receivable
      from officers                                108,659           109,873
     Managerial assistance fees                    402,500           386,805
     Other income                                   53,001            83,750
       Total Investment Income                  $4,000,405        $3,701,604

    EXPENSES
     Salaries and benefits                        $613,002          $398,585
     Rent                                           45,820            41,753
     Professional fees                             107,348           214,977
     Directors fees                                 19,000             8,000
     Insurance                                      58,787            58,919
     Stockholder related costs                      19,614            25,695
     Financing fees                                159,683               -
     General and administrative                    128,711           167,110
       Total Expenses                           $1,151,965          $915,039

    NET INVESTMENT INCOME                       $2,848,440        $2,786,565

    Net unrealized depreciation on
     investments                                  (219,927)              -

    NET INCREASE IN STOCKHOLDERS' EQUITY
    RESULTING FROM OPERATIONS                   $2,628,513        $2,786,565

    NET INCREASE IN STOCKHOLDERS' EQUITY
     RESULTING FROM OPERATIONS PER
     COMMON SHARE
       Basic                                         $0.26             $0.28
       Diluted                                       $0.26             $0.27

    WEIGHTED AVERAGE SHARES OF COMMON
     STOCK OUTSTANDING
       Basic                                    10,072,677        10,071,844
       Diluted                                  10,270,403        10,163,954


    GLADSTONE CAPITAL CORPORATION

    FINANCIAL HIGHLIGHTS
    (UNAUDITED)
                                                Three Months      Three Months
                                                   Ended             Ended
                                               September 30,     September 30,
                                                    2003              2002
    Per Share Data (1)
    Net asset value at beginning of period         $13.04            $12.92
    Net investment income                            0.28              0.27
    Net unrealized (loss)/gain on
     investments                                    (0.02)              -
    Distributions from net investment
     income                                         (0.33)            (0.21)
    Effect of anti-dilution                           -               (0.01)
    Net asset value at end of period               $12.97            $12.97

    Per share market value at beginning
     of period                                     $20.48            $18.05
    Per share market value at end of
     period                                         19.45             16.88
    Total return (2)(3)                            -3.42%            -5.32%
    Shares outstanding at end of period        10,081,844        10,071,844

    Ratios/Supplemental Data
    Net assets at end of period              $130,802,382      $130,663,273
    Average net assets                       $132,274,096      $131,338,959
    Ratio of operating expenses to
     average net assets - annualized                3.48%             2.79%
    Ratio of net investment income to
     average net assets - annualized                8.00%             8.49%


                                                 Fiscal Year       Fiscal Year
                                                   Ended             Ended
                                               September 30,     September 30,
                                                    2003              2002
    Per Share Data (1)
    Net asset value at beginning of period         $12.97            $13.05
    Net investment income                           1.12              0.76
    Net unrealized loss on investments             (0.02)              -
    Issuance of common stock                         -               (0.02)
    Distributions from net investment
     income                                        (1.10)            (0.76)
    Offering costs                                   -               (0.01)
    Distributions in excess of net
     investment income                               -               (0.05)
    Net asset value at end of period              $12.97            $12.97

    Per share market value at beginning
     of period                                    $16.88            $16.14
    Per share market value at end of
     period                                        19.45             16.88
    Total return (3)                              21.74%             9.60%
    Shares outstanding at end of period       10,081,844        10,071,844

    Ratios/Supplemental Data
    Net assets at end of period             $130,802,382      $130,663,273
    Average net assets                      $132,196,505      $130,984,674
    Ratio of operating expenses to
     average net assets                            2.92%             2.17%
    Ratio of net investment income to
     average net assets                            8.38%             5.81%

    (1) Basic per share data.
    (2) Amounts were not annualized for the results of the three month periods ended September 30, 2003 and September 30, 2002.
    (3) Total return equals the increase of the ending market value over the beginning market value plus distributions divided by the beginning market value.

SOURCE  Gladstone Capital Corp.
    -0-                             12/11/2003
    /CONTACT: Skye Breeden of Gladstone Capital Corp., +1-703-286-0775/ /Web site: http://www.gladstonecapital.com/
    (GLAD)

CO:  Gladstone Capital Corp.
ST:  Virginia
IN:  FIN RLT
SU:  ERN CCA